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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): April 15, 2005









                              GLOBAL MATRECHS, INC.
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             (Exact Name of Registrant as Specified in its Charter)



         Delaware                     0-29204                   58-2153309
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(State or Other Jurisdiction        (Commission                (IRS Employer
     of Incorporation)              File Number)             Identification No.)



90 Grove Street, Suite 201 Ridgefield, Connecticut                 06877
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    (Address of Principal Executive Offices)                     (Zip Code)



Registrant's telephone number, including area code:          (203) 431-6665







Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 15, 2005, Global Matrechs, Inc. (the "Company") issued a press release announcing the matters discussed under Item 4.02 below, which include the restatement of certain of the Company's historical financial statements required to be presented in its annual report on 10-KSB for the year ended December 31, 2004, as well as certain information relating to the year ended December 31, 2004. The press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference herein.



ITEM 4.02    NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS.

On April 15 2005, the Company's management, in consultation with the Company's independent registered public accounting firm, concluded that the Company's historical financial information related to fiscal 2000 through fiscal 2003 and for the first three fiscal quarters of 2004 accounted incorrectly for certain convertible preferred stock instruments. As such, the management has concluded that the Company's historical financial statements should no longer be relied upon. The Company does not intend to restate the historical financial information contained in the annual and quarterly reports for the periods noted above. However, the Company will be presenting restated financial information for those periods required to be presented in its annual report on Form 10-KSB for the year ended December 31, 2004. The Company also intends to include in its annual report on Form 10-KSB for the year ended December 31, 2004 a 5-year reconciliation of financial information which will highlight the differences resulting from the application of the change in accounting treatment to its historical financial statements.

The press release attached hereto as Exhibit 99.1 announces the intended adjustment to the Company's historical financial statements and is incorporated by reference herein.



ITEM 8.01    OTHER EVENTS.

Due to the Company's limited personnel and financial resources and the substantial time requirements associated with the review of the Company's historical accounting practices and restatement of its historical financial statements, the Company will be unable to file its annual report on Form 10-KSB within the timeframe required under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder. We intend to file our Form 10-KSB promptly after the accounting issues described in this current report are resolved.



ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

             (c)   Exhibits

                     99.1            April 15, 2005 Press Release






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             GLOBAL MATRECHS, INC.


Date:  April 15, 2005                        By: /s/ Michael Sheppard
                                                 -------------------------------
                                             Michael Sheppard
                                             President, Chief Executive Officer,
                                             Chief Operating Officer and Acting
                                             Chief Financial Officer

































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                                  EXHIBIT INDEX






             99.1         April 15, 2005 Press Release
































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